Exhibit 17

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2008

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on June 30, 2008 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of Fund shares that the undersigned is entitled to cast at the Special Meeting and to otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	Your Control Number 123456789012
2. Touchtone Phone:	Simply dial toll-free 1-866-437-4683 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-406-2287

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ¢

PROPOSAL:

1.	To approve an agreement and plan of reorganization of each Target Fund into a corresponding Acquiring Fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐
To simplify the voting process, simply check one of the three boxes to the right to vote all positions in the same manner. Or check one box on the right for each position listed:

Your Current Fund (Target Fund)	Acquiring Fund	Control Number	FOR	AGAINST	ABSTAIN

Life Stage – Conservative Portfolio	Moderate Balanced Fund	123456789012	☐	☐	☐

Life Stage – Moderate Portfolio	Growth Balanced Fund	123456789012	☐	☐	☐

Life Stage – Aggressive Portfolio	Aggressive Allocation Fund	123456789012	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE.

If you plan on mailing in your vote, please FOLD this ballot and insert in within the postage-paid return envelope provided.

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2008

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on June 30, 2008 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of Fund shares that the undersigned is entitled to cast at the Special Meeting and to otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	Your Control Number 123456789012
2. Touchtone Phone:	Simply dial toll-free 1-866-437-4683 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-406-2287

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ¢

PROPOSAL:

2.	To approve an agreement and plan of reorganization of each Target Fund into a corresponding Acquiring Fund.

	FOR	AGAINST	ABSTAIN

To simplify the voting process, simply check one of the three boxes to the right to vote all positions in the same manner. Or check one box on the right for each position listed:	☐	☐	☐

Your Current Fund (Target Fund)	Acquiring Fund	Control Number	FOR	AGAINST	ABSTAIN

Balanced Fund	Asset Allocation Fund	123456789012	☐	☐	☐

Corporate Bond Fund	Income Plus Fund	123456789012	☐	☐	☐

High Yield Bond Fund	High Income Fund	123456789012	☐	☐	☐

Intermediate Government Income Fund	Government Securities Fund	123456789012	☐	☐	☐

National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund	123456789012	☐	☐	☐

National Tax-Free Fund	Municipal Bond Fund	123456789012	☐	☐	☐

Overseas Fund	International Equity Fund	123456789012	☐	☐	☐

Value Fund	C&B Large Cap Value Fund	123456789012	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE.

If you plan on mailing in your vote, please FOLD this ballot and insert in within the postage-paid return envelope provided.	“Scanner Bar Code”

“Scanner Bar Code”